UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2023 (November 20, 2023)

COLOMBIER ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41874	98-1753949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Brazilian Avenue, Suite 200-J

Palm Beach, FL 33480

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 805-3588

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CLBR.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	CLBR	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CLBR.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 24, 2023, Colombier Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 17,000,000 units (the “Units”), including 2,000,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $170,000,000. We have been advised by the underwriters that the balance of the over-allotment option will not be exercised.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File Nos. 333-274902 and 333-275674) for the IPO, originally filed with the U.S. Securities and Exchange Commission on October 6, 2023 (as amended, the “Registration Statement”):

●

An Underwriting Agreement, dated November 20, 2023, by and between the Company and BTIG, LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated November 20, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated November 20, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated November 20, 2023, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Warrant Subscription Agreement, dated November 20, 2023 (the “Warrant Subscription Agreement”), by and between the Company and the Company’s sponsor, Colombier Sponsor II LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Letter Agreement, dated November 20, 2023, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated November 20, 2023, by and between the Company and Farvahar Capital LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●

A Financial Advisory Services Agreement, dated November 20, 2023, by and between the Company and Roth Capital Partners, LLC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	A Services and Indemnification Agreement, dated November 20, 2023, by and between the Company and OJJA LLC, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Warrant Subscription Agreement, the Company completed the private sale of an aggregate of 5,000,000 Warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $10.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,000,000. The Private Placement Warrants are identical to the Warrants sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 21, 2023, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on November 20, 2023. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $170,000,000, comprised of $167,450,000 of the proceeds from the IPO (which amount includes $5,950,000 of the underwriter’s deferred discount) and $2,550,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, to fund its working capital requirements (subject to an annual limit of $1,000,000), and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company's initial business combination, (ii) the redemption of the Company's public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the IPO), subject to applicable law, and (iii) the redemption of the Company's public shares properly submitted in connection with a shareholder vote to amend the Company's Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company's public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the IPO) or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On November 20, 2023, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 27, 2023, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 20, 2023, by and between the Company and BTIG, LLC, as representative of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated November 20, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Investment Management Trust Agreement, November 20, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.2	Registration Rights Agreement, dated November 20, 2023, by and among the Company and certain security holders.
10.3	Warrant Subscription Agreement, dated November 20, 2023, by and between the Company and the Sponsor.
10.4	Letter Agreement, dated November 20, 2023, by and among the Company, its officers, directors, and the Sponsor.
10.5	Administrative Services Agreement, dated November 20, 2023, by and between the Company and Farvahar Capital LLC.
10.6	Financial Advisory Services Agreement dated, November 20, 2023, by and between the Company and Roth Capital Partners, LLC.
10.7	Services and Indemnification Agreement, dated November 20, 2023, by and between the Company and OJJA LLC.
99.1	Press Release, dated November 20, 2023.
99.2	Press Release, dated November 27, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLOMBIER ACQUISITON CORP. II

	By:	/s/ Omeed Malik
		Name:	Omeed Malik
		Title:	Chief Executive Officer and Chairman

Dated: November 27, 2023

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